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                                                                    EXHIBIT 10.1



                         COMMUNICATION AND TECHNOLOGICAL
                           DEVELOPMENT SUBSECRETARIAT

         SEAL                        2.   529

   COMMUNICATION AND
       TRANSPORT
      SECRETARIAT

                           Mexico, D.F., October 13, 1989.

                           C. CARLOS PERALTA QUINTERO
                           Legal Representative of
                           Servicio Organizado Secretarial, S.A.
                           (Organized Secretarial Service, Anonymous Society) Jorge Eliot No. 12-7th floor.
                           Colonia Polanco
                           Mexico, D.F.

                           Enclosed to the present official communication is an authorization granted by this Secretariat based on the Third Clause of the Concession granted to Servicio Organizado Secretarial, S.A., dated April 1st, 1957, to incorporate cellular technology to the public service of mobile radiotelephony which said Concession protects.

                           The commercial operation of the authorized system will be effected under the terms of the 18th Condition in the granted authorization.

                           I reiterate the surety of my favored and distinguished consideration.


                           EFFECTIVE SUFFRAGE. NO REELECTION.
                           THE SUBSECRETARY.


                           Signature. (Illegible).

                           CARLOS MIER Y TERAN
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AUTHORIZATION GRANTED BY THE FEDERAL GOVERNMENT THROUGH THE COMMUNICATION AND
TRANSPORT SECRETARIAT, FROM HERE ON "THE SECRETARIAT", REPRESENTED BY THE HEAD OF THE SECRETARIAT, ANDRES CASO LOMBARDO, TO THE COMPANY SERVICIO ORGANIZADO SECRETARIAL, S.A. (ORGANIZED SECRETARIAL SERVICE, ANONYMOUS SOCIETY), FROM HERE ON "S.O.S.", TO INCORPORATE CELLULAR TECHNOLOGY TO THE PUBLIC SERVICE OF MOBILE RADIOTELEPHONY FOR WHICH IT HAS A CONCESSION INCLUDING THE REGION COMPRISED BY THE FEDERAL DISTRICT AND THE MEXICAN STATES OF MORELOS AND HIDALGO, IN ACCORDANCE WITH THE FOLLOWING BACKGROUND INFORMATION, TERMS AND CONDITIONS.


                  B A C K G R O U N D   I N F O R M A T I O N


I. THE NATIONAL DEVELOPMENT PLAN FOR 1989-94 ESTABLISHES THE IMPORTANCE OF MODERNIZING TELECOMMUNICATIONS FOR NATIONAL DEVELOPMENT AND EMPHASIZES THE NEED TO DIVERSIFY THE SERVICES, TO BETTER THEIR QUALITY AND TO EXPAND THEIR COVERAGE WITH MORE PARTICIPATION FROM PRIVATE INDUSTRY.

II. "THE SECRETARIAT", GRANTED THE COMPANY "S.O.S." A CONCESSION TITLE DATED APRIL 1st, 1957, WITH A 50 YEAR DURATION, TO INSTALL, OPERATE AND EXPLOIT FIXED AND MOBILE RADIOTELEPHONIC EQUIPMENT NEEDED TO PROVIDE THE PUBLIC SERVICE OF TELEPHONES ON BOARD VEHICLES, UTILIZING FOR SUCH PURPOSE THE TOTAL BAND OF 132 TO 144 MHz IN THE ENTIRE REPUBLIC.

III. "THE SECRETARIAT", NOTIFIED THE COMPANY "S.O.S." IN THE OFFICIAL COMMUNICATION 078 DATED JANUARY 5, 1978, THAT IT WAS GRANTING IT A 2-YEAR TERM TO CLEAR AND ABANDON THE 132-136 MHz BAND BECAUSE OF PUBLIC INTEREST REASONS, INFORMING IT THAT THE CONCESSIONED SERVICE WOULD HAVE TO BE PLANNED AT THE 450-470.
         MHz BAND.

IV. "THE SECRETARIAT" MODIFIED, AT THE REQUEST OF "S.O.S.", IN THE OFFICIAL COMMUNICATION 3646 DATED JULY 11, 1986, THE MENTIONED CONCESSION TITLE TO ADD TO THE CONCESSION'S OBJECT, THE INSTALLATION, OPERATION, MAINTENANCE AND EXPLOITATION OF THE RURAL TELEPHONY PUBLIC SERVICE.

V. THE "S.O.S." COMPANY, IN ACCORDANCE WITH THE THIRD CLAUSE OF THE CONCESSION TITLE, IS OBLIGATED TO MODERNIZE THE SERVICES WHICH ARE OBJECT OF SAID CONCESSION AND TO INTRODUCE, IN THE FUTURE, ALL OF THOSE INNOVATIONS, MODIFICATIONS AND TECHNICAL REGULATIONS OF EXPLOITATION THAT "THE SECRETARIAT" AUTHORIZES IN ORDER TO ACHIEVE A MORE EFFICIENT SERVICE.

         THE BEFORE-MENTIONED ACCORDING TO THE COMPANY'S ECONOMIC POSSIBILITIES.

VI. THE TECHNOLOGICAL ADVANCE IN SWITHOVER EQUIPMENT AND IN CELLULAR RADIOCOMMUNICATION SYSTEMS NOW ALLOW A MORE EFFICIENT USE OF THE

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         RADIOELECTRIC SPECTRUM TO SERVICE A GREATER NUMBER OF USERS WITH A
         BETTER QUALITY AND LOWER COST RADIOTELEPHONY SERVICE.

VII. THE COMPANY "S.O.S."', THROUGH DOCUMENTS DATED DECEMBER 8, 1983, JULY 14, 1987, JUNE 1 AND NOVEMBER 16, 1988, REQUESTED, TO "THE SECRETARIAT", AUTHORIZATION TO INCORPORATE CELLULAR TECHNOLOGY TO THE ALREADY CONCESSIONED PUBLIC RADIOTELEPHONY SERVICES.

VIII. "THE SECRETARIAT", IN ACCORDANCE WITH THE BACKGROUND INFORMATION AND PRESENTED REQUESTS, AND ACCORDING TO ARTICLE 36 OF THE ORGANIC LAW OF THE FEDERAL PUBLIC ADMINISTRATION, AS WELL AS ARTICLES 3, 41, 48, 51 AND OTHERS RELATIVE TO THE LAW OF GENERAL WAYS OF COMMUNICATION, AND BASED UPON THE THIRD CLAUSE OF THE MENTIONED CONCESSION TITLE, GRANTS THE FOLLOWING:

                            A U T H O R I Z A T I O N

THE FEDERAL GOVERNMENT, THROUGH "THE SECRETARIAT", CONSIDERING THAT "S.O.S." WILL COMPLY WITH THE RESPECTIVE LEGAL, TECHNICAL AND ECONOMICAL REQUIREMENTS, GRANTS IT AUTHORIZATION TO INTRODUCE CELLULAR TECHNOLOGY FOR THE MODERNIZATION OF MOBILE AND FIXED RADIOTELEPHONY SERVICES, FOR WHICH IT HAS CONCESSION AND AUTHORIZATION IN THE REGION WHICH INCLUDES THE FEDERAL DISTRICT AND THE MEXICAN STATES OF MORELOS AND HIDALGO, UNDER THE FOLLOWING:

                               C O N D I T I O N S

                           I. AUTHORIZATION'S COVERAGE

1a.      APPLICABLE LEGISLATION.

         THE PUBLIC SERVICE WHICH IS OBJECT OF THIS AUTHORIZATION, IS GOVERNED BY THE LAW OF GENERAL WAYS OF COMMUNICATION AND THE LAW OF NATIONAL ASSETS AND THEIR REGULATIONS; BY THE INTERNATIONAL CONTRACTS, AGREEMENTS AND TREATIES REGARDING THIS SUBJECT TO WHICH THE MEXICAN GOVERNMENT IS SUBSCRIBED AND THOSE TO WHICH IT WILL SUBSCRIBE AND RATIFY IN THE FUTURE, BECAUSE OF THE TERMS OF THIS CONCESSION AND THIS AUTHORIZATION.

2a.      PUBLIC NETWORK OF MOBILE RADIOTELEPHONY WITH CELLULAR TECHNOLOGY.

         FOR THE AUTHORIZATION'S PURPOSES, THE PUBLIC NETWORK OF MOBILE RADIOTELEPHONY WITH CELLULAR TECHNOLOGY, FROM HERE ON "THE NETWORK", REFERS TO THE INFRASTRUCTURE THAT INTEGRATES WITH THE CELLULAR SWITCHOVER CENTRALS, THE BASE RADIOELECTRIC STATIONS, THE LINKS BETWEEN CENTRALS AND STATIONS, AND OTHER INSTALLATIONS AND EQUIPMENT INVOLVED, REQUIRED FOR THE RENDERING OF SERVICES IN THE AUTHORIZED AREA, INCLUDING INTERCONNECTION WITH OTHER PUBLIC TELECOMMUNICATION NETWORKS.

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         "S.O.S." MUST OPERATE "THE NETWORK" IN THE CELLULAR GROUP "A"
         FREQUENCIES, THAT CONSISTS OF 333 FREQUENCY PAIRS IN THE 825-835/870-880 MHz BANDS WITH 30 KHz SPACING BETWEEN CHANNELS, AS IS INDICATED IN THE ANNEX OF THE PRESENT AUTHORIZATION. SAID FREQUENCY BANDS MAY NOT BE MODIFIED WITHOUT PREVIOUS AUTHORIZATION FROM "THE SECRETARIAT". LIKEWISE, THE "S.O.S." COMPANY WILL REQUIRE EXPRESS AUTHORIZATION FROM "THE SECRETARIAT" TO OPERATE IN OTHER FREQUENCIES AND IN OTHER GEOGRAPHICAL ZONES.

         THE MOBILE OR FIXED TERMINAL EQUIPMENT USED BY THE SUBSCRIBER, WHICH "S.O.S." OR ANOTHER COMPANY WILL BE ABLE TO SUPPLY, DOES NOT FORM PART OF "THE NETWORK".

3a.      RADIOTELEPHONY SERVICES.

         BY MEANS OF "THE NETWORK" AND WITH ANY KIND OF USER TERMINAL EQUIPMENT, "S.O.S." MUST GIVE THE FOLLOWING PUBLIC SERVICES:

         a)       URBAN AND SUBURBAN RADIOTELEPHONY.

         b)       RURAL RADIOTELEPHONY.

         c) LONG DISTANCE RADIOTELEPHONY BY INTERCONNECTION WITH THE CONVENTIONAL PUBLIC TELEPHONE NETWORK OR OTHER NETWORKS AUTHORIZED BY "THE SECRETARIAT".

         d)       PUBLIC RADIOTELEPHONIC STANDS.

4a.      SERVICES OF SELLING, INSTALLATION AND MAINTENANCE OF TERMINAL
         EQUIPMENT.

         "S.O.S." WILL HAVE TO COMMERCIALIZE, INSTALL AND MAINTAIN USER TERMINAL EQUIPMENT DIRECTLY OR WITH SEPARATE ACCOUNTING AND THROUGH BRANCH COMPANIES OR AGENTS.

         "S.O.S." WILL NOT HAVE THE OBLIGATION TO INSTALL AND MAINTAIN TERMINAL EQUIPMENT ACQUIRED THROUGH OTHER COMPANIES.

5a.      SERVICES' COMMERCIALIZATION.

         "S.O.S." WILL BE ABLE TO COMMERCIALIZE THE AUTHORIZED SERVICES DIRECTLY OR THROUGH AGENTS WITH THE UNDERSTANDING THAT "S.O.S." WILL BE DIRECTLY RESPONSIBLE WITH "THE SECRETARIAT" AND WITH THE USERS OF THE RENDERED AUTHORIZED PUBLIC SERVICES. THE CONTRACTS MADE BETWEEN "S.O.S." AND THE AGENTS MUST BE PREVIOUSLY AUTHORIZED BY "THE SECRETARIAT".

6a.      COMPLEMENTARY AND AGGREGATED VALUE SERVICES.

         "S.O.S." WILL REQUIRE PREVIOUS AUTHORIZATION FROM "THE SECRETARIAT", IN ACCORDANCE WITH THE APPLICABLE LEGISLATION, TO RENDER NEW

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         COMPLEMENTARY AND AGGREGATED VALUE SERVICES DIFFERENT TO THOSE WHICH
         ARE ALREADY AUTHORIZED.

7a.      EQUAL COMPETITION.

         "S.O.S." WILL NOT BE ABLE, IN ANY EVENT, TO APPLY MONOPOLIZING PRACTICES THAT WILL PREVENT EQUAL COMPETITION WITH OTHER COMPANIES IN THE ACTIVITIES REFERRED TO IN CONDITIONS: 3a, 4a, 5a AND 6a.

                     II. NETWORK EXPANSION AND MODERNIZATION

8a.      EXPANSION PROGRAM.

         "S.O.S." IS OBLIGATED TO FORMULATE AND PRESENT TO "THE SECRETARIAT" EACH YEAR, ITS QUINQUENNIAL PROGRAM IN WHICH, FOR THE FIRST TWO YEARS, IT MUST DETAIL QUALITY, COVERAGE AND MODERNIZATION OBJECTIVES. THIS PROGRAM WILL BE REVISED WITH "THE SECRETARIAT" WITH THE OBJECT OF MAINTAINING CONGRUENCE WITH THE NATIONAL DEVELOPMENT PLAN AND WITH THE SECTORIAL TELECOMMUNICATIONS PROGRAM. "S.O.S." MUST INFORM "THE SECRETARIAT" ON A YEARLY BASIS, OF ITS FULFILLMENT OF THE PROGRAM.

         "S.O.S." IS OBLIGATED TO INSTALL "THE NETWORK" WITH A MINIMUM CAPACITY OF 15,000 USERS IN THE FIRST TWELVE MONTHS AND FOR 100,000 USERS IN THE FIRST FIVE YEARS, AS OF THE PRESENT AUTHORIZATION'S DATE, WITH THE QUALITY STANDARDS APPROVED BY "THE SECRETARIAT".

         WHEN "S.O.S." INSTALLS THE EQUIPMENT DESTINED TO "THE NETWORK"'S OPERATION, IT WILL CONSIDER THE SECURITY AND CONVENIENCE OF THE PUBLIC, OF THEIR ASSETS AND OF OTHER PUBLIC SERVICES, IN ORDER NOT TO INTERFERE WITH THE NORMAL OPERATION OF THESE.

9a.      "THE NETWORK"'S LINKS.

         "S.O.S." WILL BE ABLE TO INSTALL AND OPERATE THE SWITCHING AND TRANSMISSION EQUIPMENT REQUIRED TO CONDUCT COMMUNICATION SIGNALS, CONTROL AND SUPERVISION BETWEEN ITS CELLULAR SWITCHOVER CENTRALS AND THE BASE RADIOELECTRIC STATIONS AND INTERCONNECTION WITH OTHER NETWORKS, OR WILL BE ABLE TO UTILIZE OTHER NETWORKS FROM OTHER COMPANIES OR ENTITIES THAT ARE AUTHORIZED BY "THE SECRETARIAT" TO GIVE SERVICE TO THIRD PARTIES.

10a.     RURAL RADIOTELEPHONY.

         "S.O.S." IS OBLIGATED TO EXPAND "THE NETWORK"'S COVERAGE IN ORDER TO COVER THE RURAL AREAS, IN ACCORDANCE WITH THE PROGRAMS CONCERTED WITH "THE SECRETARIAT".

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11a.     PUBLIC RADIOTELEPHONIC STANDS.

         "S.O.S." IS OBLIGATED TO INSTALL PUBLIC RADIOTELEPHONIC STANDS OF "THE NETWORK" IN ITS SERVICE AREA, IN ACCORDANCE WITH THE PROGRAM CONCERTED WITH "THE SECRETARIAT".

12a.     EMERGENCY SERVICES.

         "S.O.S." MUST ELABORATE A PLAN CONCERTED WITH "THE SECRETARIAT" TO PROVIDE EMERGENCY SERVICES IN CONTINGENCIES.

         "S.O.S." IS OBLIGATED TO PROVIDE FREE OF COST, EMERGENCY SERVICES WITHIN ITS CONCESSIONED AREA; LIKEWISE, IT IS OBLIGATED TO GIVE ASSISTANCE SERVICES VIA OPERATOR, TO THE EMERGENCY ORGANIZATIONS AND INSTITUTIONS GRANTING PRIORITY TO THE CHANNELLING OF THEIR COMMUNICATIONS. THE SECURITY AND AID EMERGENCY SERVICES WILL BE PROVIDED IN ACCORDANCE WITH THE APPLICABLE INTERNATIONAL AGREEMENTS IN THIS MATTER.

13a.     MODERNIZATION.

         "S.O.S." IS OBLIGATED TO DIGITALIZE AND MODERNIZE "THE NETWORK" FOR THE AUTHORIZED SERVICE BY MEANS OF INTRODUCING THE TECHNOLOGICAL ADVANCES TO BETTER THE EXPLOITATION OF THE AUTHORIZED FREQUENCIES AND THE SERVICE'S QUALITY AND PRODUCTIVITY.

14a.     RADIOTELEPHONY TECHNICAL REGULATIONS.

         "S.O.S." IS OBLIGATED TO COMPLY WITH THE TECHNICAL REGULATIONS POINTED OUT BY "THE SECRETARIAT" AND TO SUBMIT TO ITS CONSIDERATION THE NUMBERING SCHEME, SIGNALIZATION, TRANSMISSION, SWITCHING, SYNCHRONIZATION AND RATE SETTING PLANS, CONSIDERING THE NEEDS OF OTHER PUBLIC TELECOMMUNICATION SERVICE OPERATORS THAT INTERCONNECT WITH "THE NETWORK" AND OF ITS FINAL USERS.

15a      HOMOLOGATION OF EQUIPMENT.

         "S.O.S." MUST UNDERTAKE THE CONSTRUCTION AND ESTABLISHMENT OF THE AUTHORIZED "NETWORK" WITH EQUIPMENT HOMOLOGATED BY "THE SECRETARIAT".

16a.     MODIFICATIONS TO "THE NETWORK".

         "S.O.S." MUST OBTAIN AUTHORIZATION FROM "THE SECRETARIAT" TO EFFECT SUBSTANTIAL MODIFICATIONS TO "THE NETWORK" WHEN THEY AFFECT THE OPERATION OF APPARATUS AND OTHER NETWORKS WITH WHICH IT IS INTERCONNECTED.

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17a.     INDUSTRIAL AND TECHNOLOGICAL INVESTIGATION.

         "S.O.S." IS OBLIGATED TO PROMOTE INDUSTRIAL AND TECHNOLOGICAL INVESTIGATION IN THE MATTER OF MOBILE CELLULAR RADIOTELEPHONY AND SIMILAR SERVICES THROUGH PROGRAMS CONCERTED WITH THE MEXICAN COMMUNICATIONS INSTITUTE AND OTHER 'INVESTIGATION AND DEVELOPMENT INSTITUTES.

         "S.O.S." COMPROMISES TO AID IN THE MODERNIZATION OF THE
         TELECOMMUNICATION INFRASTRUCTURE WHICH "THE SECRETARIAT" HAS DESIGNATED FOR THE SUPERVISION AND CONTROL OF THE RADIOELECTRIC SPECTRUM UNDER THE TERMS THAT IT INDICATES.

                     III. OPERATION AND QUALITY OF SERVICE.

18a.     COMMERCIAL OPERATION.

         "S.O.S." WILL REQUIRE EXPRESS AUTHORIZATION BY "THE SECRETARIAT" TO INITIATE COMMERCIAL OPERATION OF THE SERVICE, FOR WHICH "THE SECRETARIAT" WILL VERIFY, BEFORE GRANTING, BY TECHNICAL AND ADMINISTRATIVE INSPECTION, THAT "THE NETWORK" IS IN COMPLIANCE WITH THE INITIAL PROJECT AND THE RESPECTIVE TECHNICAL REGULATIONS.

19a.     EQUAL TREATMENT.

         "S.O.S." IS OBLIGATED TO PROVIDE TO THE PUBLIC, THE SERVICES OBJECT OF THIS AUTHORIZATION, IN AN EQUAL BASIS; BECAUSE OF THIS, IT IS PROHIBITED TO ESTABLISH PRIVILEGES AND DISTINCTIONS IN FAVOR OR AGAINST ANY DETERMINED NATURAL OR MORAL PERSON.

20a.     SERVICE QUALITY AND CONTINUITY.

         "S.O.S." IS OBLIGATED TO RENDER THE PUBLIC SERVICE IN AN EFFICIENT AND CONTINUOUS FORM, COMPLYING WITH THE QUALITY AND OPERATION STANDARDS THAT "THE SECRETARIAT" ESTABLISHES.

21a.     SERVICE INTERRUPTION.

         WHEN SERVICE IS INTERRUPTED FOR MORE THAN 72 CONSECUTIVE HOURS, "S.O.S." WILL REFUND, TO THE USERS, THE PART OF THE FEE THAT CORRESPONDS TO THE INTERRUPTION'S DURATION, EVEN WHEN THE SUSPENSION IS DUE TO A CONTINGENCY, AND WITHOUT DETRIMENT TO THE ADMINISTRATIVE SANCTION THAT WOULD TAKE PLACE.

22a.     QUALITY CONTROL AND MEASUREMENT.

         "S.O.S." IS OBLIGATED TO PUBLISH EVERY TWO YEARS, PREVIOUS AGREEMENT WITH "THE SECRETARIAT", A SYSTEM OF QUALITY STANDARDS OF THE SERVICE, THAT WILL BE UPDATED PERIODICALLY ACCORDING TO INTERNATIONAL LEVELS. LIKEWISE, THE SYSTEM MUST ESTABLISH THE COMPENSATIONS TO

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         WHICH THE USER WILL HAVE A RIGHT, IN THE EVENT THAT "S.O.S." DOES NOT
         COMPLY WITH THE ESTABLISHED QUALITY STANDARDS.

         "S.O.S." IS OBLIGATED TO ESTABLISH ITS OWN SYSTEM OF SERVICE QUALITY CONTROL AND MEASUREMENT, WHICH MUST BE TRANSPARENT, TRUSTWORTHY AND OF EASY VERIFICATION BY "THE SECRETARIAT". THE SYSTEM MUST INCLUDE AT LEAST THE PARAMETERS RELATED TO THE GOALS AND STANDARDS OF QUALITY ESTABLISHED.

23a.     COMPLAINTS AND REPAIR SYSTEMS.

         "S.O.S." MUST ESTABLISH AN EFFICIENT SYSTEM OF RECEPTION OF COMPLAINTS AND REPAIR OF BREAKDOWNS OF "THE NETWORK", INFORMING ON A MONTHLY BASIS TO "THE SECRETARIAT" OF THE VOLUME OF COMPLAINTS, RESULT OF REPAIRS AND THE APPLICATION OF REFUNDS DERIVED FROM SERVICE INTERRUPTION AND OTHER COMPENSATIONS FOR NONFULFILLMENT OF QUALITY STANDARDS.

24a.     COMMERCIAL PRACTICES.

         "S.O.S." MUST SUPPLY THE USERS, FOR THE RELATIONSHIP BETWEEN THEM, WITH A COMMERCIAL PRACTICES CODE, WHICH WILL HAVE TO HAVE PREVIOUS APPROVAL BY "THE SECRETARIAT". THE CODE SHOULD SERVE AS A GUIDE FOR USERS AND EMPLOYEES OF "S.O.S." REGARDING ANY DISPUTE OR COMPLAINT RELATED TO THE PROVISION OF SERVICES. THIS CODE WILL BE REVIEWED EVERY 3 YEARS BY "THE SECRETARIAT".

         "S.O.S." MUST ATTEND TO MATTERS RELATED TO THE AUTHORIZED SERVICE, PUT FORTH BY USER ORGANIZATIONS RECOGNIZED BY "THE SECRETARIAT" OR ANY OTHER CONSULTATIVE BODY THAT "THE SECRETARIAT" ESTABLISHES.

         "S.O.S." MUST ASSURE THE CONFIDENTIALITY OF THE USER'S INFORMATION AND THAT IT WOULD NOT DIVULGE IT IF THERE IS NOT PREVIOUS CONSENTMENT, FOR ITS USE.

25a.     CONTRACT WITH USERS.

         "S.O.S." WILL ELABORATE A TYPE CONTRACT OF SERVICES WITH ITS USERS, THAT APPROVED BY "THE SECRETARIAT", MUST BE USED WHEN CONTRACTING THE SERVICES. THE MODIFICATIONS TO SAID CONTRACT MUST BE SUBMITTED FOR PREVIOUS APPROVAL BY "THE SECRETARIAT".

26a.     TELEPHONE DIRECTORY.

         "S.O.S." MUST PROVIDE SERVICES OF DIRECTORY INFORMATION BY TELEPHONE, EXCEPT IN THOSE CASES WHERE THE USER HAS REQUESTED NOT TO BE INCLUDED IN THE TELEPHONE DIRECTORY.

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27a.     CONNECTION OF USER'S TERMINAL EQUIPMENT.

         "S.O.S." WILL HAVE TO CONNECT AND GIVE SERVICE TO ANY USER TERMINAL EQUIPMENT HOMOLOGATED BY "THE SECRETARIAT" AND MUST NOT OBLIGATE THE USER TO PURCHASE THE EQUIPMENT, NOR OTHER ASSETS OR SERVICES FROM IT, AS A CONDITION FOR PROVIDING THE REQUESTED SERVICE. "S.O.S." COULD DENY SERVICE ONLY IF THE EQUIPMENT WAS NOT HOMOLOGATED OR IF THE REQUESTER COULD NOT PROVE EQUIPMENT PROPERTY AND LEGAL DWELLING IN THIS COUNTRY.

28a.     "S.O.S."'S RESPONSIBILITY WITH THE USERS.

         "S.O.S." WILL BE THE ONLY RESPONSIBLE PARTY BEFORE "THE SECRETARIAT" FOR THE PROVISION OF SERVICES, FOR WHICH "THE SECRETARIAT" WILL BE RELIEVED OF ANY RESPONSIBILITY REGARDING THE USERS OF "S.O.S." IN THE EVENT THAT "S.O.S." DOES NOT RENDER THE SERVICES UNDER THE TERMS AND CONDITIONS ESTABLISHED IN THIS AUTHORIZATION, "THE SECRETARIAT" WILL APPLY THE PROCEEDING MEASURES.

                               IV. INTERCONNECTION

29a.     INTERCONNECTION WITH OTHER PUBLIC AND PRIVATE NETWORKS.

         "S.O.S." IS OBLIGATED TO INTERCONNECT "THE NETWORK" WITH OTHER NETWORKS AUTHORIZED BY "THE SECRETARIAT" THAT REQUEST INTERCONNECTION, AS WELL AS WITH INDEPENDENT NETWORKS FROM STATE OR PRIVATE ENTITIES UNDER THE AGREED TERMS. IN THE EVENT OF NOT REACHING AN AGREEMENT IN THE NEGOTIATION OF INTERCONNECTION, "THE SECRETARIAT" WILL RESOLVE THE MATTER. LIKEWISE, WHEN PUBLIC INTEREST DEMANDS IT, "S.O.S." IS OBLIGATED TO COMBINE ITS SERVICES WITH OTHER AUTHORIZED TELECOMMUNICATION SERVICES.

30a.     COMMUNICATION WITH USERS AT ANOTHER NETWORK'S REGION.

         "S.O.S." IS OBLIGATED TO EFFECT THE CORRESPONDING NEGOTIATIONS SO THAT USERS THAT REQUEST IT CAN UTILIZE THE MOBILE CELLULAR RADIOTELEPHONY SERVICES IN NETWORKS CONCESSIONED IN OTHER REGIONS. IN THE EVENT OF NOT REACHING AN AGREEMENT, "THE SECRETARIAT" WILL RESOLVE THE MATTER.

31a.     INTERCONNECTION REGULATIONS.

         "S.O.S." IS OBLIGATED TO EFFECT THE INTERCONNECTION OF ITS EQUIPMENT AND OF "THE NETWORK" WITH OTHER TELECOMMUNICATION NETWORKS, ACCORDING TO THE REGULATIONS ESTABLISHED BY "THE SECRETARIAT".

32a.     NETWORK INTERFERENCE.

         "S.O.S." SHOULD NOT AFFECT THE QUALITY NOR INTERFERE WITH THE PROVISION OF SERVICES FROM OTHER NETWORKS OR INTERCONNECTED EQUIPMENT.

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33a.     TERMS OF INTERCONNECTION WITH PUBLIC NETWORKS.

         "S.O.S." WILL NEGOTIATE WITH OTHER CONCESSIONARIES OR LICENSEES OF CONVENTIONAL TELEPHONY NETWORKS OR CONDUCTION OF SIGNALS AUTHORIZED BY "THE SECRETARIAT", THE TERMS AND CONDITIONS FOR INTERCONNECTION OF "THE NETWORK" WITH THE RESPECTIVE NETWORKS.

         THE CONDITIONS OF INTERCONNECTION MUST CONTEMPLATE AMONG OTHER ASPECTS, THE METHOD THAT WILL BE ADOPTED TO MAKE OR MAINTAIN THE CONNECTION; CONNECTION POINTS; CONNECTION CAPACITY; FORM OF SIGNAL CONDUCTION BETWEEN BOTH NETWORKS; QUALITY OF CONDUCTION SIGNALS; ARRANGEMENTS MADE FOR THE CONDUCTION OF LONG DISTANCE NATIONAL AND INTERNATIONAL SIGNALS; TELECOMMUNICATION SERVICES AND INFORMATION REQUIRED TO ASSURE THAT THE CONNECTION POINTS BE MADE AND MAINTAINED; CONTINGENT OBLIGATIONS; DATES OR PERIODS IN WHICH TO EFFECT INTERCONNECTION; FEES AND OTHERS DETERMINED BY "THE SECRETARIAT" OF THE AGREEING PARTIES.

         IF AFTER TWO MONTHS OF REQUESTING INTERCONNECTION, THE RESPECTIVE CONCESSIONARY OR LICENSEE AND "S.O.S." DO NOT REACH AN AGREEMENT "THE SECRETARIAT" WILL DETERMINE THE TERMS AND CONDITIONS CONSIDERING THE INTERESTS OF BOTH PARTIES TO SECURE AMONG OTHER ASPECTS:

         A) THAT THE COST OF INTERCONNECTION AND OTHER SERVICES WITH "S.O.S." WILL REFLECT THE RENDERING COST AND WILL BE INTERNATIONALLY COMPETITIVE.

         B) THAT THE RESPECTIVE CONCESSIONARY OR LICENSEE, WILL BE ADEQUATELY INDEMNIFIED FOR OBLIGATIONS TO THIRD PARTIES OR DAMAGES AND LOSSES IN THEIR NETWORKS CAUSED BY "S.O.S."'S NEGLIGENCE.

         C) THAT THE QUALITY OF ALL SERVICES PROVIDED BY OTHER INTERCONNECTED NETWORKS WILL NOT BE AFFECTED,

         D) THAT THE CONNECTION ARRANGEMENTS BE MADE ACCORDING TO ACCEPTED ENGINEERING PRINCIPLES AND PRACTICES.

         E) THAT THE COMMERCIAL DEVELOPMENT OF THE CONCESSIONARY'S NETWORK OR OF THE INTERCONNECTING LICENSEE IS NOT UNDULY INHIBITED.

         F)          THAT THE CONNECTION POINTS ARE THOSE MOST CONVENIENT TO
                     BOTH PARTIES.

         G) THAT "S.O.S." DOES NOT UNDULY DEPEND UPON THE SERVICES PROVIDED BY THE RESPECTIVE CONCESSIONARY OR LICENSEE TO COMPLY WITH THE OBLIGATIONS ESTABLISHED IN THIS AUTHORIZATION.

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         H)          THAT THE ARRANGEMENTS BE MADE UNDER SUCH CONDITIONS, AS
                     SIMILAR AS PRACTICALITY ALLOWS, TO THOSE OF OTHER MOBILE CELLULAR RADIOTELEPHONY CONCESSIONARIES.

34a.      INTERCONNECTION WITH FOREIGN NETWORKS.

         IN THE EVENT THAT IT WOULD BE NECESSARY TO CONCERT WITH ANOTHER GOVERNMENT, THE CONNECTION OF "THE NETWORK", "S.O.S." WILL PRESENT BEFORE THE GOVERNMENT, THROUGH "THE SECRETARIAT", THE FORMALITIES NEEDED TO MAKE THE RESPECTIVE AGREEMENT. THE INTERCONNECTION CONTRACTS MADE WITH FOREIGN COMPANIES MUST BE PREVIOUSLY SANCTIONED BY "THE SECRETARIAT", WHICH WILL BE ABLE TO MODIFY THEM WHEN IT CONSIDERS THAT THEY HARM THE INTERESTS OF OTHER NETWORK OPERATORS, OF USERS OF THE AUTHORIZED SERVICE OR OF THE COUNTRY IN GENERAL.

                       V. RATES AND FINANCIAL EQUILIBRIUM

35a.     APPLICABLE RATES.

         "S.O.S." WILL SUBMIT FOR "THE SECRETARIAT'S" APPROVAL, THE MAXIMUM RATES OF RENDERED SERVICES, WHICH WILL HAVE TO BE COMPETITIVE AT AN INTERNATIONAL LEVEL. "S.O.S." WILL PRESENT BEFORE "THE SECRETARIAT", THE RATE SETTING STUDIES THAT SHOULD INCLUDE ADVANCES IN PRODUCTIVITY AND COST OF SERVICES.

         IF "THE SECRETARIAT" CONSIDERS THAT ENOUGH COMPETITION COULD BE GENERATED, IN ANY OF THE SERVICES RENDERED BY "S.O.S.", GREATER FLEXIBILITY IN RATE SETTING CONTROL COULD BE AUTHORIZED.

36a.     COST ACCOUNTING.

         "S.O.S" MUST EFFECT A COST ACCOUNTING AND SERVICE EARNINGS SYSTEM, WHICH IDENTIFIES ITS OPERATION.

37a.     PROHIBITION OF CROSSED SUBSIDIES.

         "S.O.S." WILL NOT BE ABLE TO RECEIVE SUBSIDY OR PRIVILEGED TREATMENT FROM ANY OTHER TELECOMMUNICATION SERVICE CONCESSIONARY, RESPECTING OTHER COMPANIES OR PUBLIC OR PRIVATE ENTITIES.

38a.      RATE PUBLICATION.

         "S.O.S." WILL HAVE TO PUBLISH IN THE FEDERATION'S OFFICIAL DIARY AND IN WIDE COVERAGE NEWSPAPERS, THE RATES, CONDITIONS AND CHARGES FOR SERVICES RENDERED.

39a.     PARTICIPATION OF EXPLOITATION EARNINGS.

         "S.O.S." IS OBLIGATED TO COVER TO THE FEDERAL GOVERNMENT AS PARTICIPATION IN ACCORDANCE WITH ARTICLE 110 OF THE GENERAL WAYS OF

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         COMMUNICATION LAW, THE AMOUNT OF 12,500 MILLION PESOS IN REAL TERMS
         WITHIN THE FIRST YEAR OF CURRENCY OF THE PRESENT AUTHORIZATION AND 5% OF THE GROSS EARNINGS OF AUTHORIZED SERVICES. THIS AMOUNT WILL BE ADJUSTED UPON CONSIDERATION OF "THE SECRETARIAT", ACCORDING TO THE RESULTS OF CONCESSION GRANTING IN OTHER REGIONS DURING 1990.

         "S.O.S." MUST COVER EVERY SIX MONTHS, SAID EARNINGS PARTICIPATION, WITHIN THE FIRST MONTH AFTER THE SEMESTER IS CONCLUDED, IN NATIONAL CURRENCY AT THE OFFICES OF THE FEDERATION'S TREASURY AND IN DOCUMENT WRITTEN IN FAVOR OF IT.

         TO GUARANTEE THE PAYMENT OF 12,500 MILLION PESOS REFERRED TO IN THE ABOVE PARAGRAPH, "S.O.S." IS OBLIGATED TO DELIVER A BOND WHICH PROTECTS THE TOTAL AMOUNT, WITHIN THE FOLLOWING 30 WORKING DAYS AFTER THIS DOCUMENT'S DATE, DRAWN OUT BY AN AUTHORIZED BONDING INSTITUTION. THE POLICY ON WHICH THE BOND WILL BE DRAWN OUT, MUST CONTAIN THE EXPRESS STATEMENT THAT THE BONDING INSTITUTION ACCEPTS THAT WHICH IS PROVIDED BY ARTICLES 95 AND 118 OF THE CURRENT FEDERAL LAW OF BONDING INSTITUTIONS AND THE REMITTAL TO THE BENEFIT OF ORDER AND EXCUSSIO, IN ACCORDANCE WITH THE POLICY MODEL APPROVED BY THE FEDERATION'S TREASURY.

                            VI. GENERAL DISPOSITIONS.

40a.     INSPECTION, SUPERVISION AND INFORMATION.

         "THE SECRETARIAT" WILL HAVE AT ALL TIMES, THE FACULTY TO SUPERVISE AND INSPECT THE INSTALLATIONS AND SERVICES PROVIDED BY "S.O.S.", AND "S.O.S." IS OBLIGATED TO GRANT "THE SECRETARIAT" ALL OF THE FACILITIES THAT IT REQUIRES. "THE SECRETARIAT" WILL VERIFY WITH PERIODICAL INSPECTIONS, THE COMPLIANCE OF TECHNICAL AND ADMINISTRATIVE REGULATIONS AND OF COVERAGE, OPERATION AND QUALITY OF SERVICE COMMITMENTS.

41a.     TECHNICAL AND ADMINISTRATIVE INFORMATION.

         "S.O.S." IS OBLIGATED TO PROVIDE TO "THE SECRETARIAT", THE TECHNICAL, ADMINISTRATIVE AND FINANCIAL INFORMATION IN THE FORM AND UNDER THE TERMS THAT "THE SECRETARIAT" ESTABLISHES.

42a.     REAL RIGHTS.

         THE PRESENT AUTHORIZATION DOES NOT CREATE REAL RIGHTS IN FAVOR OF "S.O.S.", NOR IN FAVOR OF THIRD PARTIES, OVER THE ASSETS OF PUBLIC DOMAIN AFFECTED BY AUTHORIZED SERVICES; FOR WHICH ANY HOARDING OF GOODS REGARDING SUCH ASSETS IN THE RENDERING OF SERVICES BY "S.O.S.", WILL BE ENOUGH CAUSE TO REVOKE THE PRESENT AUTHORIZATION.

         "THE SECRETARIAT" HAS THE RIGHT TO GRANT ANOTHER OR OTHER CONCESSIONS IN FAVOR OF THIRD PARTIES FOR THE EXPLOITATION, WITHIN THE

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         SAME GEOGRAPHICAL AREA OR IN A DIFFERENT ONE, OF IDENTICAL OR SIMILAR
         SERVICES WHICH ARE MATTER OF THIS AUTHORIZATION.

43a.     CESSION OF RIGHTS.

         "S.O.S." WILL NOT BE ABLE TO GRANT, TRANSFER, MORTGAGE, ASSESS OR EXPROPRIATE IN ANY WAY, NEITHER IN WHOLE NOR IN PART, THIS AUTHORIZATION OR THE RIGHTS DERIVED FROM IT, IN FAVOR OF THIRD PARTIES WITHOUT PREVIOUS APPROVAL FROM "THE SECRETARIAT".

         IN THE EVENT THAT "THE SECRETARIAT" GRANTS ITS CONSENT, THE RESPECTIVE CONTRACT OR AGREEMENT MUST COMPLY WITH THE LEGAL DISPOSITIONS APPLICABLE TO THIS MATTER.

44a.     MANDATE RESTRICTIONS.

         "S.O.S" WILL NOT BE ABLE, IN ANY EVENT, TO GRANT GENERAL MANDATE FOR LITIGATIONS AND COLLECTIONS, ADMINISTRATIVE ACTS AND ACTS OF DOMAIN WITH INDEFEASIBILITY, IN FAVOR OF SOCIETIES THAT DIRECTLY OR INDIRECTLY IMPLY THE DISPLACEMENT OF "S.O.S."'S RIGHTS AND OBLIGATIONS.

45a.     INTERVENTION OF FOREIGN GOVERNMENTS.

         "S.O.S." HAS ACCREDITED BEFORE "THE SECRETARIAT", THAT IT IS CONSTITUTED ACCORDING TO MEXICAN LAWS, AND THAT BECAUSE OF THIS, IT WILL NOT HAVE, REGARDING THE VALIDITY, INTERPRETATION OR COMPLIANCE OF THIS AUTHORIZATION, MORE RIGHTS OR RESOURCES THAN THOSE WHICH ARE GRANTED TO MEXICANS BY MEXICAN LAWS AND THEREFORE, IT MAKES A COMMITMENT NOT TO ASK FOR NOR ACCEPT, REGARDING THAT WHICH IS RELATIVE TO THE OPERATION AND EXPLOITATION OF THE SERVICES CONCESSIONED IN THIS AUTHORIZATION, THE DIPLOMATIC INTERVENTION OF A FOREIGN COUNTRY, NOR OF ANY PUBLIC OR PRIVATE INTERNATIONAL ORGANISM, WITHOUT LOSING IN BENEFIT OF THE MEXICAN NATION, ALL OF THE ASSETS AND RIGHTS IT WOULD HAVE ACQUIRED IN ORDER TO CONSTRUCT, ESTABLISH AND EXPLOIT THE WAY OF COMMUNICATION AND AUTHORIZED SERVICES.

46a.. THE NON-GRANTING OF RIGHTS TO FOREIGNERS.

         "S.O.S." WILL NOT BE ABLE, IN ANY EVENT, TO DIRECTLY OR INDIRECTLY GRANT, MORTGAGE, NOR IN ANY WAY ASSESS OR EXPROPRIATE THE PRESENT AUTHORIZATION, THE RIGHTS GRANTED BY IT, THE CONSTRUCTIONS AND INSTALLATIONS, SHARES, OBLIGATIONS OR EMITTED BONDS, TO ANY GOVERNMENT OR FOREIGN STATE, NOR ADMIT THEM AS PARTNERS OF "S.O.S."; ANY OPERATION MADE AGAINST WHAT IS SET FORTH IN THIS CONDITION WILL HAVE FULL RIGHTS ANNULLED.

         LIKEWISE, IF ANY GOVERNMENT OR FOREIGN STATE ACQUIRES SHARES, OBLIGATIONS OR BONDS EMITTED BY "S.O.S.", IT WILL LACK EFFECT AND VALUE FOR THE KEEPER AS OF THE MOMENT OF ITS ACQUISITION.

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
47a.     SOCIAL CAPITAL.

         "S.O.S." IS OBLIGATED TO PRESENT BEFORE "THE SECRETARIAT", EVERY SIX MONTHS, THE MODIFICATIONS TO ITS CONSTITUTIVE WRITING, RELATIVE, AMONG OTHERS, TO THE INCREASES AND INTEGRATION OF ITS SOCIAL CAPITAL INDICATING THE REPRESENTATION OF FOREIGN INVESTMENT THAT WILL NOT IN ANY CASE EXCEED 49% OF THE TOTAL AMOUNT.

                   VII. CURRENCY, TERMINATION AND REVOKEMENT.

48a.     CURRENCY.

         THE PRESENT AUTHORIZATION FORMS AN INTEGRATING PART OF THE CONCESSION DATED APRIL 1, 1957 GRANTED TO "S.O.S." AND WILL BE CURRENT DURING THE TERM ESTABLISHED IN IT.

         EACH AND EVERY ONE OF THE CONDITIONS SET FORTH IN THE CONCESSION TITLE GRANTED TO "S.O.S." DATED APRIL 1, 1957 AND OTHER AUTHORIZATIONS GRANTED TO THE COMPANY, SUBSIST IN THEIR TERMS UNLESS THEY ARE OPPOSED TO WHAT IS ESTABLISHED IN THIS AUTHORIZATION.

         THE CONDITIONS ESTABLISHED IN THE PRESENT AUTHORIZATION MUST BE REVIEWED EVERY 5 YEARS, REGARDING EXPANSION, MODERNIZATION, OPERATION AND QUALITY OF SERVICE CLAUSES.

49a.     CAUSES FOR REVOKEMENT.

         "THE SECRETARIAT" WILL BE ABLE TO REVOKE THIS AUTHORIZATION, FOR ANY OF THE CAUSES CONSIDERED IN ARTICLE 29 OF THE GENERAL WAYS OF COMMUNICATION LAW, IN ADDITION TO THE FOLLOWING ONES:

         I. FOR NOT RENDERING WITH EFFICIENCY AND REGULARITY THE SERVICES SUBJECT OF THIS AUTHORIZATION, NOTWITHSTANDING THE ADMONITION THAT FOR THIS MATTER "THE SECRETARIAT" WILL MAKE IN WRITING.

         II. FOR TOTAL OR REGIONAL SUSPENSION OF SERVICES WITHOUT PREVIOUS APPROVAL BY "THE SECRETARIAT" AND WITHOUT JUSTIFIED CAUSE.

         III. FOR SUBSTANTIAL MODIFICATIONS, OR ALTERATIONS TO AUTHORIZED INSTALLATIONS OR CONDITIONS UNDER WHICH THE SERVICES OPERATE, WITHOUT PREVIOUS APPROVAL BY "THE SECRETARIAT".

         IV.         FOR NOT COVERING THE EARNINGS PARTICIPATION TO THE STATE.

         V. FOR SERIOUS AND REITERATED VIOLATIONS TO THE OBLIGATIONS IMPOSED IN THIS AUTHORIZATION, PREVIOUS ADMONITION THAT "THE SECRETARIAT" WILL MAKE IN WRITING.

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         VI.         FOR BEING UNWILLING TO INTERCONNECT WITH OTHER
                     CONCESSIONARIES OR LICENSEES OF TELECOMMUNICATION SERVICES WITHOUT JUSTIFIED CAUSE.

         VII. FOR MODIFYING THE INTEGRATION OF SOCIAL CAPITAL THAT WOULD ALLOW PARTICIPATION OF FOREIGN CAPITAL IN MORE THAN 49%.

         VIII. FOR RENDERING TELECOMMUNICATION SERVICES NOT CONTAINED IN THIS AUTHORIZATION, WITHOUT PREVIOUS AUTHORIZATION BY "THE SECRETARIAT".

         IX. FOR HIDING INFORMATION OR BEING UNWILLING TO PROVIDE INFORMATION TO "THE SECRETARIAT" WITHOUT JUSTIFIED CAUSE.

         X. FOR GRANTING, EXPROPRIATING OR IN ANY WAY ASSESSING THE ASSETS NECESSARY FOR PUBLIC SERVICE WITHOUT PREVIOUS AUTHORIZATION BY "THE SECRETARIAT".

         XI.         FOR BANKRUPTCY DECLARED BY JUDICIAL RESOLUTION.

         THE REVOKEMENT OF THIS AUTHORIZATION WILL PROCEED ACCORDING TO THE PROCEDURE ESTABLISHED BY ARTICLE 34 OF THE LAW OF MATTER.

50a.     REDUCTION OF THE AUTHORIZATION'S AMBIT.

         THE AUTHORIZATION'S AMBIT FOR A REGION OR SPECIFIC SERVICE WILL BE REDUCED IN THE EVENT OF THE HAPPENING OF CAUSES INDICATED IN THE PRECEDING CONDITION 49a IN REGARD TO SAID REGION OR SPECIFIC SERVICE.

51a.     GUARANTEE.

         TO GUARANTEE THE FULFILLMENT OF THE OBLIGATIONS IMPOSED IN THIS AUTHORIZATION, THE "S.O.S." COMPANY WILL ESTABLISH A BOND WITH AN AUTHORIZED COMPANY FOR 1,500 MILLION PESOS IN FAVOR OF THE FEDERATION'S TREASURY. THIS GUARANTEE WILL HAVE CURRENCY FOR THE SAME TERM AS THIS AUTHORIZATION AND "S.O.S." IS OBLIGATED TO INCREASE IT WITHIN NO MORE THAN A 10 WORKING DAY PERIOD WHEN "THE SECRETARIAT" CONSIDERS IT NECESSARY.

         THE POLICY ON WHICH THE BOND WILL BE DRAWN OUT, MUST CONTAIN THE EXPRESS STATEMENT THAT THE BONDING INSTITUTION ACCEPTS THAT WHICH IS PROVIDED BY ARTICLES 95 AND 118 OF THE CURRENT FEDERAL LAW OF BONDING INSTITUTIONS AND THE REMITTAL TO THE BENEFIT OF ORDER AND EXCUSSIO, IN ACCORDANCE WITH THE POLICY MODEL APPROVED BY THE FEDERATION'S TREASURY.

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52a.     SANCTIONS.

         THE ADMINISTRATIVE SANCTIONS WILL BE IMPOSED BY "THE SECRETARIAT", IN ACCORDANCE WITH THE APPLICABLE LEGISLATION.

IN MEXICO CITY ON THE THIRD DAY OF THE MONTH OF OCTOBER OF NINETEEN NINETY ONE.

         THE COMMUNICATION AND                    SERVICIO ORGANIZADO
          TRANSPORT SECRETARY                       SECRETARIAL, S.A.

Signature. (Illegible).                 Signature. (Illegible).

ANDRES CASO LOMBARDO                    ING. CARLOS PERALTA QUINTERO VICE
                                        PRESIDENT OF THE ADMINISTRATION COUNCIL.


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                              The undersigned, WILLY DE WINTER, Ave.
                              Horacio 528-404, Mexico 5, D. F., sworn
                              translator before the Superior Court of
                              Justice of the Federal District, for the Spanish and English languages, certifies that the above is a true and exact translation of the document attached.

                                         Mexico City, September 19, 1991.
                                         /s/     WILLY DE WINTER
                                                 WILLY DE WINTER

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